INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

AMENDED AND RESTATED LETTER AGREEMENT NO. 4

As of July 30, 2020

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900 Aircraft and A350-900 Aircraft Purchase Agreement dated November 24, 2014 as amended, modified or supplemented from time to time, including on the date hereof (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

This amended and restated Letter Agreement No. 4 (hereinafter referred to as the “Letter Agreement No. 4”), dated as of the date hereof, cancels and replaces the amended and restated Letter Agreement No. 4 entered into between the Buyer and the Seller on March 31, 2020.

The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement No. 4 have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement No. 4.

Both parties agree that this Letter Agreement No. 4 shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement No. 4 shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement No. 4 have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement No. 4 shall govern.

1.[***]
The Seller hereby grants to the Buyer the [***]:
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1.1    [***]
1.1.1    [***]
1.1.2    Intentionally Left Blank
1.2    A350-900 [***]
1.2.1    [***]
1.2.2    2014 [***]
1.2.3    Intentionally Deleted
1.2.4    [***]
1.2.5    [***]

1.3    General provisions applicable to [***]
2    [***]
3    ASSIGNMENT
This Letter Agreement No. 4 and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

4    CONFIDENTIALITY
This Letter Agreement No. 4 is subject to the terms and conditions of Clause 22.7 of the Agreement.

5    COUNTERPARTS
This Letter Agreement No. 4 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Benoit de Saint-Exupéry
Title: Senior Vice President, Contracts

Accepted and Agreed

DELTA AIR LINES, INC.

By: /s/Mahendra R. Nair
Title: Senior Vice President – Fleet & Tech Ops Supply Chain

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